Vanguard Health Care Index Fund
Supplement Dated January 6, 2026, to the Prospectus and Summary Prospectus Dated December 19, 2025
Shareholders of Vanguard Health Care Index Fund (the “Fund”) have approved the proposal to reclassify the diversification status of the Fund to nondiversified, as defined under the Investment Company Act of 1940, and eliminate the related fundamental policy.
Prospectus and Summary Prospectus Text Changes
The following is added under the heading “Principal Risks” in the Fund Summary section:
• Nondiversified Funds. The Fund is considered a nondiversified fund as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
Prospectus Text Changes
Under the heading “More on Principal Risks” in the More on Fund Risks section, the reference to Vanguard Health Care Index Fund is removed from the text in parentheses after Nondiversified Funds.

© 2026 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	PS 5485 012026

Vanguard World Fund

Supplement Dated January 6, 2026, to the Statement of Additional Information Dated December 19, 2025
Shareholders of Vanguard Health Care Index Fund (the “Fund”) have approved the proposal to reclassify the diversification status of the Fund to nondiversified, as defined under the Investment Company Act of 1940, and eliminate the related fundamental policy.

Statement of Additional Information Text Changes
Under Description of the Trust, the “Organization” section on Page B-2 is restated as follows:
Vanguard World Fund was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Utilities Index Fund, and Vanguard U.S. Growth Fund (collectively, Nondiversified Funds) are classified as nondiversified within the meaning of the 1940 Act. Vanguard FTSE Social Index Fund, Vanguard Mega Cap Index Fund, Vanguard Emerging Markets Ex-China ETF, and Vanguard ESG U.S. Stock ETF may each become nondiversified solely as a result of an index rebalance or market movement. All other Funds within the Trust are classified as diversified within the meaning of the 1940 Act.
Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund are collectively referred to as Vanguard U.S. Sector Index Funds hereinafter.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023A 012026